Exhibit 10.1

FIRST AMENDMENT TO

REVOLVING LOAN AGREEMENT

This FIRST AMENDMENT (the “First Amendment”) to the Revolving Loan Agreement, dated as of April 1, 2022 (the “Agreement”), by and between Golub Capital Direct Lending Unlevered Corporation (the “Borrower”) and GC Advisors LLC (the “Lender”), is hereby made as of March 26, 2025. Capitalized terms used but not otherwise defined shall have the meaning ascribed to them in the Agreement.

RECITALS

WHEREAS, the Borrower and the Lender desire to amend the Agreement to (i) increase the Commitment and (ii) extend the Maturity Date;

NOW, THEREFORE, in consideration of the promises and the mutual agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and Lender hereby agree as follows:

1.            Amendment to the Commitment.

The definition of “Commitment” in Section 1 of the Agreement is hereby amended by deleting the amount “$40,000,000” and inserting the amount “$75,000,000” in lieu thereof.

2.            Amendment to the Maturity Date.

The definition of “Maturity Date” in Section 17 of the Agreement is hereby amended and restated as follows:

“Maturity Date” shall mean March 26, 2028.

3.            Full Force and Effect. Other than as specifically set forth in this First Amendment, all terms and conditions of the Agreement shall remain in full force and effect.

4.            Governing Law. This First Amendment shall be governed by and construed in accordance with the laws of the State of New York.

5.            Counterparts. This First Amendment may be signed in two counterparts, each of which shall constitute an original but both of which when taken together shall constitute but one agreement.

[Signature page follows]

IN WITNESS WHEREOF, the Borrower and Lender have caused this First Amendment to be duly executed by their duly authorized officers, all as of the date first set forth above.

BORROWER:

GOLUB CAPITAL DIRECT LENDING UNLEVERED CORPORATION

By:	/s/ David B. Golub
Name: David B. Golub
Title: President and Chief Executive Officer

LENDER:

GC ADVISORS LLC

By:	/s/ David B. Golub
Name: David B. Golub
Title: President

[Signature Page to First Amendment to Revolving Loan Agreement]